--------------------------------------------------------------------------------
                                                            April 30, 2000
--------------------------------------------------------------------------------

Farmers
Mutual Fund
Portfolios


Annual Report



                                                    Includes reports for:

                                                    Income Portfolio

                                                    Income with Growth Portfolio

                                                    Balanced Portfolio

                                                    Growth with Income Portfolio

                                                    Growth Portfolio

Offering a broad range of investment opportunities by investing in a select mix of established mutual funds.



                                                       [LOGO] FARMERS (TM)
                                                              FINANCIAL SERVICES

Farmers Mutual Fund Portfolios

------------------------------------------------------------------------------------
Date of Portfolios' Inception: 3/9/99

Income Portfolio                          Total Net Assets as of 4/30/00: $  106,712
Income with Growth Portfolio              Total Net Assets as of 4/30/00: $  870,103
Balanced Portfolio                        Total Net Assets as of 4/30/00: $1,363,832
Growth with Income Portfolio              Total Net Assets as of 4/30/00: $1,084,360
Growth Portfolio                          Total Net Assets as of 4/30/00: $2,463,887
------------------------------------------------------------------------------------

o In recent months, the market environment has been characterized by high levels of volatility and rapid rotations among growth stocks, value stocks, and bonds. In this environment, the importance of diversification has increased significantly.

o The Portfolio management team continues to utilize a strategy that emphasizes a long-term investment horizon and diversification among a wide variety of asset classes. Table of Contents

Table of Contents

Letter from the President ......................................      3

Portfolio Management Discussion ................................      4

Glossary of Investment Terms ...................................     29


Farmers Income Portfolio

Portfolio Highlights ...........................................      9

Performance Update .............................................     10

Portfolio Summary ..............................................     12

Investment Portfolio ...........................................     30

Financial Highlights ...........................................     45


Farmers Income with Growth Portfolio

Portfolio Highlights ...........................................     13

Performance Update .............................................     14

Portfolio Summary ..............................................     16

Investment Portfolio ...........................................     31

Financial Highlights ...........................................     47

Farmers Balanced Portfolio

Portfolio Highlights ...........................................     17

Performance Update .............................................     18

Portfolio Summary ..............................................     20

Investment Portfolio ...........................................     32

Financial Highlights ...........................................     49


Farmers Growth with Income Portfolio

Portfolio Highlights ...........................................     21

Performance Update .............................................     22

Portfolio Summary ..............................................     24

Investment Portfolio ...........................................     33

Financial Highlights ...........................................     51


Farmers Growth Portfolio

Portfolio Highlights ...........................................     25

Performance Update .............................................     26

Portfolio Summary ..............................................     28

Investment Portfolio ...........................................     34

Financial Highlights ...........................................     53


All Portfolios

Financial Statements ...........................................     35

Notes to Financial Statements ..................................     55

Report of Independent Accountants ..............................     58

Tax Information ................................................     59

Officers and Trustees ..........................................     60

Letter from the President

Dear Shareholders,

Over the past several months, the financial markets have experienced unusual gyrations. Growth stocks embarked on a powerful rally from October through mid-March, only to fall significantly amid the volatility that characterized the market environment over the final six weeks of the period. At the same time, value stocks -- which had posted meager returns for much of 1999 and early 2000 -- staged a rebound as investors rotated assets out of growth stocks to investments that they believed to have less risk. Even bonds, which are considered relatively conservative investments, have been experiencing unusual fluctuations. However, on many days bond prices have moved in the opposite direction of stocks, providing a cushion to investors who have exposure to both areas. We believe that these events demonstrate that the value of diversification has rarely been stronger than it is at present.

The Farmers Investment Trust management team emphasizes diversification in managing the Portfolios. Utilizing a long-term view and an emphasis on risk-adjusted returns, management seeks to build positions in a wide range of asset classes in order to achieve consistent long-term performance with a lower level of risk than the applicable benchmark indices. Partnering with Scudder Kemper Investments, Inc., one of the world's leading investment management organizations, Farmers Investment Trust offers five portfolios that invest in established stocks, bonds, and money market mutual funds from several top money management firms. By utilizing a disciplined methodology to invest in a wide range of diversified funds, we strive to construct balanced portfolios that are positioned to provide strong risk-adjusted returns in both up and down markets. We believe that these Portfolios will be able to help patient, long-term investors achieve their goals, whether they are looking for steady income, growth of principal, or both.

Thank you for your investment in the Farmers Mutual Fund Portfolios. For more information on the recent market environment, please turn to the Portfolio Management Discussion with lead portfolio manager Shahram Tajbakhsh that begins on page 4. We have also provided a synopsis on each of the individual Portfolios, explaining how our choice of investments has impacted performance over the last twelve months. If you have any questions about your investment, please contact your Farmers agent.

     Sincerely,

     /s/Brian Cohen

     Brian Cohen
     President,
     Farmers Investment Trust

Portfolio Management Discussion

In the following interview, Shahram Tajbakhsh, portfolio manager of the Farmers Mutual Fund Portfolios, discusses the recent market environment and the Portfolios' investment strategy for the twelve months ended April 30, 2000.

Q: For most of the past year, growth stocks led all other areas of the market by a wide margin. What factors fueled the rally in this group?

A: The U.S. market has been on an incredible ride during the past twelve months, with most of the fireworks occurring in the six months since we last issued a report on the Farmers Portfolios. Starting in mid-October, the Nasdaq average -- which is heavily weighted in growth stocks, particularly those in the technology sector -- staged a monumental rally, rising from 2688 on October 19 to 5048 by March 10, a total return of almost 88%. Investors plowed cash into stocks with the most attractive growth characteristics, almost without regard for valuations. At the same time, however, the majority of stocks in the market actually fell as cash flowed out of "old economy" sectors -- such as manufacturing, food, retail, and financial stocks -- and into those more representative of the "new," technology-driven economy.

One of the most important causes for the divergence between growth stocks and the rest of the market was rising interest rates. The powerful growth of the U.S. economy raised fears that tight labor markets and high levels of consumer confidence would cause the demand for goods and services to outstrip the available supply, which in turn would spark an increase in inflation. The U.S. Federal Reserve raised short-term interest rates five times from June of 1999 to April of 2000 in order to counteract this process, but the continued strength of the economy fueled expectations that several more increases will be necessary to dampen potential inflation pressures. Fearing that higher rates will eventually bring about a slowdown in the economic growth, investors moved into stocks whose earnings are less dependent on the performance of the economy. As a result, cutting-edge companies believed to be poised for rapid profit growth attracted more buyers than traditional companies whose earnings tend to fluctuate with the economy.

Q: After their tremendous rally, growth stocks suddenly collapsed beginning in mid-March, and value stocks began to outperform. Why did this change come about?

A: In the final weeks of the reporting period, the stock market experienced enormous volatility. The Nasdaq, in particular, experienced large fluctuations, with daily moves of 4-6% becoming relatively commonplace. From mid-March to mid-April, the Nasdaq fell from 5000 to 3650, rallied all the way back to 4500, then plunged to 3300 before rallying once again to close the period near 3800, down over 23% from its high. At the same time as growth stocks were losing ground, long-dormant segments of the value group staged a sharp rally. All of the sectors that had lagged for several quarters -- such as manufacturing stocks, financials, and producers of consumer staples -- began to show signs of life. On several days when technology stocks were down as much as 5%, many value stocks were flat or even up. It is difficult to say whether the move in value stocks is sustainable, or whether it is just a case of investors seeking temporary shelter from the turbulence in growth stocks. However, the high levels of volatility and rapid rotation between growth and value demonstrates the continued importance of diversification.

Q: How have bonds performed in this environment?

A: The booming U.S. economy, while a positive for businesses and consumers, has been a distinct negative for bonds. In an environment where confidence is high, energy prices are rising, and gross domestic product is climbing at an annual pace of 7.3% (as it did in the fourth quarter of 1999), it is natural that bond prices -- which tend to thrive when the economy is slowing -- would experience weakness. These factors were reflected in the performance of the 30-year Treasury bond yield, which rose from 6.16% on October 31, 1999, to a high of 6.75% by January 18, 2000. (Bond yields move inversely to their prices.)

The upward climb in bond yields was interrupted in early February when the U.S. Treasury announced plans to buy back existing bonds and curtail new issuance in order to reduce the national debt. Believing that the Treasury would focus its efforts on longer-term bonds, investors rushed into that sector of the market to capitalize on a potential imbalance of supply and demand. In addition, volatility in the stock market prompted investors to move money to the relative safety of bonds. These factors caused the yield on the 30-year bond to fall to 5.96% by April 28, the final day of the reporting period. The most notable aspect of the bond market's unusual fluctuations was the "inversion" of the yield curve. While longer-term bonds ordinarily carry higher yields to compensate investors for the risk of lending money over a longer period, the yields on shorter-term bonds moved significantly higher than those with more extended maturities beginning in February. While other sectors of the bond market -- such as corporates and mortgage-backed securities -- were disrupted by this anomaly, the bond market remained an effective means of portfolio diversification during the period.

Q: In your view, how should investors cope with this unsettled environment?

A: Volatility is a natural event in the financial markets. Even though it may be tempting to time the stock market, such an approach can be more risky than simply holding on to a position when the market is falling. The primary reason for this is that when the market rebounds, it tends to do so quickly and unexpectedly. Missing even as many as one or two large moves throughout the course of the year can make it nearly impossible to outperform the market. It is natural for investors to be swept up in a mania (such as the recent rally in tech stocks), or to be influenced by the unsettled feeling that can develop when the market is off 6-10% in a single day. While such emotions are part of human nature, they can make it extremely difficult to make wise investment decisions. Over time, investors who make a long-term commitment to the market, invest regularly, and use declines as buying opportunities are more likely to be successful than those who try to achieve large gains by trading in and out of the market.

Diversification is also paramount in this environment. Although investors have always been advised to diversify their portfolios, this concept began to seem less important as technology stocks roared higher day after day during the first two months of the year. However, the subsequent decline in techs hurt investors who had concentrated their portfolios in that area. Conversely, those who had diversified into value stocks and bonds generally experienced less volatility and smaller declines in their portfolios. In this way, recent market events have shown that even though diversification can seem ineffective for several weeks -- or even months -- at a time, over the long term it still pays for investors to maintain balanced exposure among growth stocks, value stocks, and bonds.

Q: The diversification of the Farmers Portfolios has helped them to withstand the volatility of recent months. What selection process do you use to achieve this high level of diversification?

A: Our goal in managing the Farmers Portfolios is to deliver stronger returns than our benchmark indices, with lower levels of risk. To this end, we invest in a select group of mutual funds that offer style consistency and above-average long-term performance. To determine what weightings we give each fund within the Portfolios, we use a computer model to calculate the optimal combination of investments. The purpose of this model is to minimize risk by measuring how the individual mutual funds we hold in the Portfolios have performed in relation to one another in a variety of market conditions. If two funds tend to respond in different ways to a similar investment environment, the overall volatility of the Portfolio may decrease if a portion of assets is invested in each one.

We review the computer model on a regular basis to ensure that it is helping us meet our investment objectives. Since we allocate the Portfolios' assets with an extended time horizon in mind, our adjustments, which are usually minor, reflect the evolution of our long-term outlook rather than a response to the short-term fluctuations of the financial markets. This approach is designed to meet the needs of long-term investors who are seeking diversification and professional risk management.

Q: What is your outlook for the months ahead?

A: We believe that the recent correction could be a healthy development for the market. While the valuations of the U.S. market remain above average on a historical basis, the recent price declines have likely removed a substantial amount of risk from the most richly valued stocks. With valuations at more reasonable levels and the economy still strong, our long-term outlook for the markets has improved. Even though volatility should remain a factor in the months ahead, we encourage investors to consider the positive trends that are supporting the U.S market, and to remain focused on the ongoing importance of diversification and a long-term horizon. As long-term investors ourselves, we recognize that no trend is permanent, and that sectors which are out of favor one month may come roaring back the next. We therefore intend to keep the Farmers Portfolios widely diversified among a variety of investments, and we encourage investors to do the same with their own portfolios.

Farmers Mutual Fund Portfolios:
A Team Approach to Investing

Each portfolio is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") investment professionals, each of whom plays an important role in the portfolio's management process. Team members work together to develop investment strategies and select underlying funds for each portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes that its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

Lead portfolio manager Shahram Tajbakhsh, who joined the Adviser in 1996, is responsible for each portfolio's day-to-day management and overall investment strategies. Mr. Tajbakhsh has over seven years of industry experience as a lead project manager, including work in developing quantitative databases and quantitative models.

Portfolio manager Josephine W. K. Chu joined the Adviser in 1997. Ms. Chu has three years of industry experience.

Portfolio Highlights


Farmers Income Portfolio

In pursuit of risk-adjusted returns that are competitive with those of the Portfolio's benchmark -- the Lehman Brothers Aggregate Bond Index -- we invest in five bond funds that each focuses on a different sector of the market. While we expect this high level of diversification to add value over the long term, it did not prove beneficial to performance during the past year. However, our ability to shift money into more conservative funds allowed the Portfolio to post more attractive returns in the latter part of the period. For the twelve months ended April 30, 2000, the Income Portfolio -- Class A Shares returned -0.87% (unadjusted for any sales charge), versus a return of 1.25% for the benchmark.

As the period progressed, we adopted a more conservative approach in order to better position the Portfolio for an environment of rising interest rates. When rates are climbing, portfolios with long durations -- or high interest rate sensitivity -- tend to perform the worst, while those that have shorter durations tend to perform the best. For that reason, we increased the Portfolio's position in PIMCO Low Duration Fund over the latter half of the period, bringing its weighting to 19% of net assets from 5% on October 31. We also raised our weighting in Kemper Government Securities Fund, which enabled the Portfolio to take advantage of the rally in government bonds, the best performing sector of the bond market. The Portfolio continues to have exposure to corporate bonds through Scudder Income Fund, which holds a heavy weighting in the sector. Although corporates were disrupted by the inversion of the Treasury yield curve (please see the Portfolio Management Discussion for more details), we believe that the sector remains an essential component of a diversified portfolio due to its attractive yields and reasonable valuations. Areas where we trimmed the Portfolio's exposure are in the high yield sector -- as represented by Kemper High Yield Fund -- and in international bonds, which we hold through PIMCO Foreign Bond Fund. Since both sectors tend to be higher risk, our decision to trim our holdings in these areas is consistent with our goal of constructing a more conservative portfolio.

In this way, we are able to take advantage of our flexibility to adjust the Portfolio to long-term shifts in the economic environment. Going forward, we intend to maintain a conservative approach until it becomes apparent that the Federal Reserve is finished raising interest rates.

Performance Update


Farmers Income Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

       Farmers Income Portfolio --
     Class A (Adjusted for Maximum              Lehman Brothers
            Sales Charge)                     Aggregate Bond Index*

     3/99**    9496                                  10000
     4/99      9590                                  10032
     7/99      9369                                   9869
    10/99      9359                                  10016
     1/00      9375                                   9934
     4/00      9507                                  10157

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Income Portfolio -- Class A (Adjusted for Maximum Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,419               -5.81%              -5.81%
Life of Fund**                $  9,583               -4.17%              -3.64%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*
--------------------------------------------------------------------------------
1 Year                        $ 10,125                1.25%               1.25%
Life of Fund**                $ 10,157                1.57%               1.45%
--------------------------------------------------------------------------------

See Notes to the Performance Update.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

      Farmers Income Portfolio -- Class B
        (Adjusted for Maximum Contingent            Lehman Brothers
            Deferred Sales Charge)                Aggregate Bond Index*

    3/99**        10067                                   10000
    4/99          10167                                   10032
    7/99           9517                                    9869
   10/99           9500                                   10016
    1/00           9504                                    9934
    4/00           9726                                   10157

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Income Portfolio -- Class B (Adjusted for Maximum Contingent Deferred Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,567               -4.33%              -4.33%
Life of Fund**                $  9,726               -2.74%              -2.39%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*
--------------------------------------------------------------------------------
1 Year                        $ 10,125                1.25%               1.25%
Life of Fund**                $ 10,157                1.57%               1.45%
--------------------------------------------------------------------------------

Notes to the Performance Update:

* The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on March 9, 1999. Index comparisons begin March 31, 1999.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Performance is adjusted for the maximum sales charge for Class A Shares (5.00%), and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 4%. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the adviser to this Portfolio and the advisers of some of the Underlying Funds had not maintained some of the expenses, the total return for the Portfolio would have been lower.

Portfolio Summary


Farmers Income Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------




Money Market              4%                                Manangement seeks to
Fixed Income             96%                                  invest 100% of the
                       -----                          Portfolio's assets in bond
                        100%                              funds and money market
                       =====                                              funds.


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

Money Market                                   0-20%     Asset class allocations
Fixed Income                                 80-100%   are derived from the risk
                                                       profile of the Portfolio;
                                                         changes are expected to
                                                                   be modest and
                                                                     infrequent.


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------

Scudder Income Fund                              29%        During the reporting
Kemper U.S. Government Securities Fund --                    period, the largest
   Class I                                       24%    portfolio shift has been
PIMCO Low Duration Fund --                              the increased allocation
   Institutional Shares                          19%        in Kemper Government
PIMCO Foreign Bond Fund --                                Securities Fund, which
   Institutional Shares                          15%   made up 15% of net assets
Kemper High Yield Fund -- Class I                 9%        on October 31, 1999.
Zurich Money Market Fund                          4%
                                               -----
                                                100%
                                               =====

Portfolio Highlights


Farmers Income with Growth Portfolio

In managing the Portfolio, we seek to achieve returns competitive with those of the unmanaged benchmark -- which is a blend of the Lehman Brothers Aggregate Bond Index (70%) and the S&P 500 Index (30%) -- while maintaining a lower level of risk. During the past year, the Portfolio has been well positioned to fulfill this objective through its focus on growth stocks and conservatively managed bond funds. In the twelve-months ended April 30, 2000, the Income with Growth Portfolio -- Class A Shares returned 7.54% (unadjusted for any sales charge), versus a return of 4.10% for its benchmark.

In the equity portion of the Portfolio, we held a heavy weighting in Janus Twenty Fund for much of the year. This proved beneficial to performance, since the fund tends to focus on the types of growth stocks that performed well during 1999 and the early part of 2000. Despite the fund's strong returns, we trimmed our holdings in recent months as the high valuations of growth stocks had made the sector's risk profile less attractive. We redeployed the proceeds into Scudder Growth and Income Fund, which invests with a value orientation. In conjunction with our holdings in Kemper-Dreman High Return Equity Fund, our increased weighting in Scudder Growth and Income Fund enabled the Portfolio to benefit from the resurgence in value stocks in the latter part of the period. Believing that volatility will continue in the months ahead, we intend to maintain the higher weighting in value stocks.

On the fixed income side, we sought to achieve a more conservative profile by adding to our positions in funds with lower levels of risk exposure, and reducing our holdings in those that tend to be more volatile. In the past six months we significantly reduced the Portfolio's holdings in PIMCO Foreign Bond Fund, which is vulnerable in an environment of rising interest rates. We redeployed the proceeds into Scudder Income Fund, which holds a large position in corporate bonds, and Kemper Government Securities Fund, which invests in bonds of the highest possible quality. In addition, we maintained a position in PIMCO Low Duration Fund, which is less susceptible to higher rates. (The phrase "low duration" denotes a low level of interest rate sensitivity.) This decision proved beneficial to performance amid a difficult environment for bonds. Going forward, we intend to maintain a conservative positioning until it becomes evident that the Federal Reserve is approaching the end of its series of interest rate hikes.

Performance Update


Farmers Income with Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Farmers Income with Growth                                Lehman Brothers
   Portfolio -- Class A                              Aggregate Bond Index (70%),
   (Adjusted for Maximum        Lehman Brothers           S&P 500 Composite
      Sales Charge)           Aggregate Bond Index*    Price Stock Index (30%)*

 3/99**    9638                       10000                    10000
 4/99      9685                       10032                    10139
 7/99      9465                        9869                    10023
10/99      9832                       10016                    10219
 1/00     10166                        9934                    10247
 4/00     10417                       10157                    10555

-----------------------------------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
-----------------------------------------------------------------------------------
Farmers Income with Growth Portfolio -- Class A (Adjusted for Maximum Sales Charge)
-----------------------------------------------------------------------------------
1 Year                        $ 10,192                1.92%               1.92%
Life of Fund**                $ 10,474                4.74%               4.12%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (70%), S&P 500 Composite Price
Stock Index (30%)*
-----------------------------------------------------------------------------------
1 Year                        $ 10,410                4.10%               4.10%
Life of Fund**                $ 10,554                5.54%               5.10%
-----------------------------------------------------------------------------------

See Notes to the Performance Update.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

 Farmers Income with Growth                                       Lehman Brothers
Portfolio -- Class B (Adjusted                              Aggregate Bond Index (70%),
  for Maximum Contingent                Lehman Brothers          S&P 500 Composite
   Deferred Sales Charge)           Aggregate Bond Index*    Price Stock Index (30%)*

   3/99** 10218                            10000                    10000
   4/99   10267                            10032                    10139
   7/99    9611                             9869                    10023
  10/99    9983                            10016                    10219
   1/00   10315                             9934                    10247
   4/00   10651                            10157                    10555

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Income with Growth Portfolio-- Class B (Adjusted for Maximum Contingent Deferred Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $ 10,367                3.67%               3.67%
Life of Fund**                $ 10,651                6.51%               5.65%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (70%), S&P 500 Composite Price Stock Index (30%)*
--------------------------------------------------------------------------------
1 Year                        $ 10,410                4.10%               4.10%
Life of Fund**                $ 10,554                5.54%               5.10%
--------------------------------------------------------------------------------

Notes to the Performance Update:

* The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks which is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on March 9, 1999. Index comparisons begin March 31, 1999.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Performance is adjusted for the maximum sales charge for Class A Shares (5.25%), and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 4%.Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the adviser to this Portfolio and the advisers of some of the Underlying Funds had not maintained some of the expenses, the total return for the Portfolio would have been lower., and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC)

Portfolio Summary


Farmers Income with Growth Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

Money Market                 1%                              During the last six
Fixed Income                64%                           months, management has
Equity                      35%                           slightly increased the
                          ----                              Portfolio's stake in
                           100%                                 equity funds and
                          ====                            marginally reduced its
                                                              position in bonds.


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

Money Market                                   0-15%     Asset class allocations
Fixed Income                                  60-80%   are derived from the risk
Equity                                        20-40%   profile of the Portfolio;
                                                         changes are expected to
                                                       be modest and infrequent.


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------

Scudder Income Fund                              21%        The Portfolio's high
Kemper U.S. Government Securities Fund --               level of diversification
   Class I                                       20%    helped provide a cushion
Janus Twenty Fund                                19%      amid a volatile market
PIMCO Low Duration Fund --                                          environment.
   Institutional Shares                          16%
Scudder Growth and Income Fund "S"                9%
Kemper Dreman High Return Equity Fund --
   Class I                                        7%
PIMCO Foreign Bond Fund --
   Institutional Shares                           7%
Zurich Money Market Fund                          1%
                                               ----
                                                100%
                                               ====

Portfolio Highlights

Farmers Balanced Portfolio

As its name suggests, the Balanced Portfolio is divided equally between mutual funds that invest in stocks and those that invest in fixed income securities. Our goal in constructing this diversified portfolio is to provide shareholders with returns that are competitive with those of the benchmark, which is comprised of the Lehman Brothers Aggregate Bond Index (50%) and the S&P 500 Index (50%), with a lower level of risk. We believe that a portfolio that provides exposure to both stocks and bonds -- as well as to a variety of sectors within those two asset classes -- can help reduce risk, since not all areas of the financial markets will be moving in the same direction at once. However, such an approach can also cause the Portfolio to underperform when one sector of the market is providing dominant performance, such as growth stocks have over the past year. While we do have exposure to this area through the Janus Twenty Fund, our position was small enough that we nevertheless underperformed the benchmark. For the twelve-month period ended April 30, 2000, the Balanced Portfolio -- Class A Shares returned 4.95% (unadjusted for any sales charge), versus a return of 5.92% for the benchmark. We believe that the vast outperformance of growth stocks was an anomaly, and that over time our focus on diversification will add significant value.

While the Portfolio benefited from its position in Janus Twenty Fund, its holdings in funds that focus on value stocks -- namely Kemper-Dreman High Return Equity Fund and Scudder Growth and Income Fund -- dampened performance. Nevertheless, our positions in these funds contributed to both returns and overall Portfolio stability over the final six weeks of the period, when growth stocks slumped. Believing that value stocks will continue to do well amid an increasingly volatile environment, we added to our position in this sector during the latter part of the period. On the fixed income side, performance was helped by the Portfolio's weighting in funds that are more conservative, and therefore less susceptible to rising interest rates. PIMCO Low Duration Fund and Kemper Government Securities Fund, in particular, held up well amid the downdraft in the bond market. Conversely, we reduced our holdings in PIMCO Foreign Bond Fund, which tends to have a higher risk level. Similar to our strategy in the equity portion of the Portfolio, we intend to keep this conservative positioning as long as the environment of rising rates persists.

Performance Update


Farmers Balanced Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

 Farmers Income with Growth                                                                    Lehman Brothers
Portfolio -- Class B (Adjusted                                                           Aggregate Bond Index (70%),
  for Maximum Contingent              Lehman Brothers            S&P 500 Composite          S&P 500 Composite
   Deferred Sales Charge)           Aggregate Bond Index*          Price Index            Price Stock Index (30%)*

 3/99**    9640                            10000                       10000                        10000
 4/99      9781                            10032                       10387                        10210
 7/99      9465                             9869                       10371                        10124
10/99      9697                            10016                       10673                        10352
 1/00     10060                             9934                       10952                        10452
 4/00     10265                            10157                       11441                        10814


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Balanced Portfolio -- Class A (Adjusted for Maximum Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,892               -1.08%              -1.08%
Life of Fund**                $ 10,265                2.65%               2.30%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (50%), S&P 500 Composite Price
Stock Index (50%)*
--------------------------------------------------------------------------------
1 Year                        $ 10,592                5.92%               5.92%
Life of Fund**                $ 10,814                8.14%               7.48%
--------------------------------------------------------------------------------

See Notes to the Performance Update.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

 Farmers Income with Growth                                                                    Lehman Brothers
Portfolio -- Class B (Adjusted                                                           Aggregate Bond Index (70%),
  for Maximum Contingent              Lehman Brothers            S&P 500 Composite          S&P 500 Composite
   Deferred Sales Charge)           Aggregate Bond Index*          Price Index            Price Stock Index (30%)*

3/99**      10228                          10000                     10000                       10000
4/99        10367                          10032                     10387                       10210
7/99         9569                           9869                     10371                       10124
10/99        9793                          10016                     10673                       10352
1/00        10148                           9934                     10952                       10452
4/00        10487                          10157                     11441                       10814

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Balanced Portfolio -- Class B (Adjusted for Maximum Contingent Deferred Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $ 10,106                1.06%               1.06%
Life of Fund**                $ 10,487                4.87%               4.24%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (50%), S&P 500 Composite Price
Stock Index (50%)*
--------------------------------------------------------------------------------
1 Year                        $ 10,592                5.92%               5.92%
Life of Fund**                $ 10,814                8.14%               7.48%
--------------------------------------------------------------------------------

Notes to the Performance Update:

* The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks which is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on March 9, 1999. Index comparisons begin March 31, 1999.
     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Performance is adjusted for the maximum sales charge for Class A Shares (5.75%), and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 4%. If the adviser to this Portfolio and the advisers of some of the Underlying Funds had not maintained some of the expenses, the total return for the Portfolio would have been lower.

Portfolio Summary


Farmers Balanced Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------


Money Market                1%                         The Portfolio's weighting
Fixed Income               48%                               in equity funds has
Equity                     51%                           declined slightly since
                         ----                                  October 31, 1999.
                          100%
                         ====


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

Money Market                                   0-10%     Asset class allocations
Fixed Income                                  40-60%   are derived from the risk
Equity                                        40-60%   profile of the Portfolio;
                                                         changes are expected to
                                                       be modest and infrequent.


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------

Janus Twenty Fund                                22%      The Portfolio achieved
Kemper U.S. Government Securities Fund --                strong performance from
   Class I                                       16%      its weighting in Janus
Scudder Growth and Income Fund "S"               16%          Twenty Fund, which
Scudder Income Fund                              16%    invests in large company
Kemper-Dreman High Return Equity Fund --                          growth stocks.
   Class I                                       13%
PIMCO Low Duration Fund                          11%
PIMCO Foreign Bond Fund --
   Institutional Shares                           5%
Zurich Money Market Fund                          1%
                                               ----
                                                100%
                                               ====

Portfolio Highlights

Farmers Growth with Income Portfolio

During the past twelve months, investors who sought to diversify their holdings away from high-flying growth stocks generally found that their portfolios underperformed the market. For the Growth with Income Portfolio, which seeks to provide competitive risk-adjusted returns in relation to its benchmark -- which is a blend of the S&P 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%) -- a focus on diversification did indeed contribute to underperformance. For the twelve-month period ended April 30, 2000, the Growth with Income Portfolio -- Class A Shares returned 1.30% (unadjusted for any sales charge), which trailed the 7.66% return of its benchmark. Despite this short-term underperformance, we remain committed to our strategy. Although the powerful rally in growth stocks lasted for many months, we believe that it is important for long-term investors to maintain exposure to value stocks and bonds. This became evident during the final six weeks of the period, when the Portfolio's positions in these sectors helped it produce favorable returns even as growth stocks were flagging.

The best performing fund in the Portfolio was Janus Twenty Fund, which focuses on growth stocks and was therefore well-positioned for the market environment of the past year. On the down side, our holdings in two value oriented funds -- Scudder Growth and Income Fund and Kemper-Dreman High Return Equity Fund -- dampened Portfolio performance over most of the period. Still, we are encouraged by the fact that the two funds performed well during March and April, when value stocks began to rebound. We will continue to hold large positions in these two funds, on the belief that value stocks will benefit amid what should be a volatile market environment in the coming months.

The Portfolio's fixed income holdings did not provide strong absolute returns during the period, which was characterized by rising interest rates and disruptions that were brought about by the inverted yield curve (please see the Portfolio Management Discussion for more details). Nevertheless, our holdings in bond funds contributed to overall Portfolio stability and diversification. The best performers were PIMCO Low Duration Fund and Kemper Government Securities Fund, both of which are conservatively positioned. Feeling that the bond market will remain under pressure as long as the threat of higher interest rates is looming, we intend to maintain our positions in these areas.

Performance Update


Farmers Growth with Income Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

  Farmers Growth with Income                             S&P 500 Composite Stock Price
Portfolio -- Class A (Adjusted    S&P 500 Composite      Index (70%), Lehman Brothers
 for Maximum Sales Charge)        Stock Price Index       Aggregate Bond Index (30%)*

 3/99**    9612                       10000                         10000
 4/99      9926                       10387                         10280
 7/99      9588                       10371                         10224
10/99      9682                       10673                         10482
 1/00      9951                       10952                         10655
 4/00     10056                       11441                         11068

-----------------------------------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
-----------------------------------------------------------------------------------
Farmers Growth with Income Portfolio -- Class A (Adjusted for Maximum Sales Charge)
-----------------------------------------------------------------------------------
1 Year                        $  9,548               -4.52%              -4.52%
Life of Fund**                $ 10,051                 .51%                .44%
-----------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index (70%), Lehman Brothers Aggregate Bond
Index (30%)*
-----------------------------------------------------------------------------------
1 Year                        $ 10,766                7.66%               7.66%
Life of Fund**                $ 11,068               10.68%               9.81%
-----------------------------------------------------------------------------------

See Notes to the Performance Update.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

   Farmers Growth with Income         S&P 500 Composite       S&P 500 Composite Stock
 Portfolio -- Class B (Adjusted       Stock Price Index*     Price Index (70%), Lehman
    for Maximum Contingent                                 Brothers Aggregate Bond Index (30%)*
    Deferred Sales Charge)

 3/99**     10198                          10000                     10000
 4/99       10517                          10387                     10280
 7/99        9750                          10371                     10224
10/99        9825                          10673                     10482
 1/00       10089                          10952                     10655
 4/00       10282                          11441                     11068

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Growth with Income Portfolio (Adjusted for Maximum Contingent Deferred Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,764               -2.36%              -2.36%
Life of Fund**                $ 10,282                2.82%               2.45%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index (70%), Lehman Brothers Aggregate
Bond Index (30%)*
--------------------------------------------------------------------------------
1 Year                        $ 10,766                7.66%               7.66%
Life of Fund**                $ 11,068               10.68%               9.81%
--------------------------------------------------------------------------------

Notes to the Performance Update:

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks which is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond
     (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on March 9, 1999. Index comparisons begin March 31, 1999.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Performance is adjusted for the maximum sales charge for Class A Shares (5.75%), and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 4%. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the adviser to this Portfolio and the advisers of some of the Underlying Funds had not maintained some of the expenses, the total return for the Portfolio would have been lower.

Portfolio Summary


Farmers Growth with Income Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

Money Market                  1%                       The Portfolio's weighting
Fixed Income                 28%                             in equity funds has
Equity                       71%                       increased from 70% of net
                           ----                                        assets on
                            100%                               October 31, 1999.
                           ====


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

Money Market                                   0-10%     Asset class allocations
Fixed Income                                  20-40%   are derived from the risk
Equity                                        60-80%   profile of the Portfolio;
                                                         changes are expected to
                                                                   be modest and
                                                                     infrequent.


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------

Janus Twenty Fund                                30%             The Portfolio's
Scudder Growth and Income Fund "S"               22%        diversified approach
Kemper-Dreman High Return Equity Fund --                   enabled it to benefit
   Class I                                       16%             from the strong
Scudder Income Fund                              10%   performance of stocks and
Kemper U.S. Government Securities Fund --              the relative stability of
   Class I                                        9%                      bonds.
PIMCO Low Duration Fund --
   Institutional Shares                           9%
Scudder International Fund --
   International Shares                           3%
Zurich Money Market Fund                          1%
                                               ----
                                                100%
                                               ====

Portfolio Highlights


Farmers Growth Portfolio

In striving to achieve long-term growth of capital with a lower level of risk than the Portfolio's benchmark, we invest in five equity funds that provide exposure to both large and small companies within the U.S., international stocks, and the growth and value investment styles. For most of the year this approach proved to be a negative, since growth stocks dominated market performance at the expense of virtually all other sectors. However, the Portfolio produced strong relative performance amid the volatility of March and April, demonstrating the ongoing value of diversification. We believe that the significant outperformance of growth stocks was a short-term anomaly, and that over time, diversification will remain a crucial component of our strategy that seeks strong risk-adjusted returns over the long term. For the twelve months ended April 30, 2000, the Growth Portfolio -- Class A Shares posted a total return of 3.02% (unadjusted for any sales charge), trailing the 10.14% return of its benchmark, the S&P 500 Index.

The Portfolio derived the best performance from Janus Twenty Fund, which focuses on large-cap stocks with strong, steady earnings growth. The fund, which holds a significant position in the technology sector, was ideally positioned for the recent market environment. We also benefited from a smaller holding in Scudder International Fund, which holds a large position in the types of technology and telecommunications stocks that performed so well on a global basis over the past year. On the down side, our significant holdings in value-oriented funds hindered Portfolio performance. Both Kemper-Dreman High Return Equity Fund and Scudder Growth and Income Fund are concentrated in the types of "Old Economy" stocks that were out of favor for most of the period. Believing that the environment for value stocks will improve as market volatility continues, we added to our holdings in these sectors during the final two months of the period.

Although the Portfolio underperformed its benchmark over much of the past year, the value of its diversified strategy was revealed in the final six weeks of the period, when value stocks began to recover as growth stocks slumped. This dynamic helped cushion the overall performance of the Portfolio amid a difficult environment for funds that were concentrated in growth stocks in general, and in technology shares in particular. In our view, these market shifts illustrate the fact that while diversification can hinder performance in the short term, it remains critical for portfolios that are constructed for the long term.

Performance Update


Farmers Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

       Farmers Growth Portfolio -- Class A          S&P 500 Composite
       (Adjusted for Maximum Sales Charge)         Price Stock Index*

   3/99**              9574                               10000
   4/99               10061                               10387
   7/99                9927                               10371
  10/99                9911                               10673
   1/00               10228                               10952
   4/00               10363                               11441

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Growth Portfolio -- Class A (Adjusted for Maximum Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,710               -2.90%              -2.90%
Life of Fund**                $ 10,358                3.58%               3.12%
--------------------------------------------------------------------------------
S&P 500 Composite Price Stock Index*
--------------------------------------------------------------------------------
1 Year                        $ 11,014               10.14%              10.14%
Life of Fund**                $ 11,440               14.40%              13.21%
--------------------------------------------------------------------------------

See Notes to the Performance Update.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

    Farmers Growth Portfolio -- Class B
     (Adjusted for Maximum Contingent            S&P 500 Composite
         Deferred Sales Charge)                  Price Stock Index*

                 10158                                10000
                 10658                                10387
                 10092                                10371
                 10058                                10673
                 10364                                10952
                 10581                                11441

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Year ended 4/30/2000           $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Farmers Growth Portfolio -- Class B (Adjusted for Maximum Contingent Deferred Sales Charge)
--------------------------------------------------------------------------------
1 Year                        $  9,909                -.91%               -.91%
Life of Fund**                $ 10,581                5.81%               5.05%
--------------------------------------------------------------------------------
S&P 500 Composite Price Stock Index*
--------------------------------------------------------------------------------
1 Year                        $ 11,014               10.14%              10.14%
Life of Fund**                $ 11,440               14.40%              13.21%
--------------------------------------------------------------------------------

Notes to the Performance Update:

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks which is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on March 9, 1999. Index comparisons begin March 31, 1999.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Performance is adjusted for the maximum sales charge for Class A Shares (5.75%), and for Class B Shares, adjusted for the applicable contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 4%. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the adviser to this Portfolio and the advisers of some of the Underlying Funds had not maintained some of the expenses, the total return for the Portfolio would have been lower.

Portfolio Summary


Farmers Growth Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

Money Market                  1%                      Management seeks to remain
Equity                       99%                      as close to fully invested
                           ----                               in equity funds as
                            100%                                       possible.
                           ====


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------

Money Market                                    0-5%     Asset class allocations
Equity                                       95-100%   are derived from the risk
                                                       profile of the Portfolio;
                                                         changes are expected to
                                                                   be modest and
                                                                     infrequent.


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------

Janus Twenty Fund                                38%    The Portfolio gained the
Scudder Growth and Income Fund "S"               31%       strongest performance
Kemper-Dreman High Return Equity Fund --                    from its holdings in
   Class I                                       23%            growth funds and
Scudder International Fund -- International              international equities.
   Shares                                         5%
Scudder Small Company Value Fund                  2%
Zurich Money Market Fund                          1%
                                               ----
                                                100%
                                               ====

Glossary of Investment Terms


      DIVERSIFICATION     The spreading of risk by investing in several asset
                          categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

          GROWTH FUND     A fund that invests primarily in companies that have
                          displayed above average earnings growth and are expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

MARKET CAPITALIZATION     The market value of a company's outstanding shares
                          of common stock, determined by multiplying the number of shares outstanding by the share price
                          (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                          "Large-cap" stocks tend to be more liquid.

           VALUE FUND     A fund that invests primarily in companies whose
                          stock prices do not fully reflect their intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to their industries or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

            WEIGHTING     Refers to the allocation of assets -- usually in
         (OVER/UNDER)     terms of sectors, industries, or countries -- within
                          a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc., Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio as of April 30, 2000


Farmers Income Portfolio

                                                       Shares          Value ($)
-----------------------------------------------------------------------------------

Money Market 3.6%
-----------------------------------------------------------------------------------
                                                                     --------------
Zurich Money Market Fund (Cost $3,754) ...............     3,754             3,754
                                                                     --------------

Fixed Income 96.4%
-----------------------------------------------------------------------------------

Kemper U.S. Government Securities Fund -- Class I ....     3,209            26,286

Kemper High Yield Fund -- Class I ....................     1,376             9,368

PIMCO Foreign Bond Fund -- Institutional Shares ......     1,572            15,748

PIMCO Low Duration Fund -- Institutional Shares ......     2,095            20,491

Scudder Income Fund ..................................     2,551            31,044

-----------------------------------------------------------------------------------
Total Fixed Income (Cost $105,569)                                         102,937
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $109,323) (a)                   106,691
-----------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $111,730. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $5,039. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,039.

     During the year ended April 30, 2000, purchases and sales of Underlying Funds' shares (excluding money market investments) aggregated $87,831 and $119,491, respectively.

Investment Portfolio as of April 30, 2000


Farmers Income with Growth Portfolio


                                                           Shares    Value ($)
-------------------------------------------------------------------------------

Money Market 0.7%
-------------------------------------------------------------------------------

                                                                  ---------
Zurich Money Market Fund (Cost $6,332) ................     6,332     6,332
                                                                  ---------

Fixed Income 64.3%
-------------------------------------------------------------------------------

Kemper U.S. Government Securities Fund -- Class I .....    21,621   177,075
PIMCO Foreign Bond -- Institutional Shares ............     6,114    61,266
PIMCO Low Duration Fund -- Institutional Shares .......    14,085   137,753
Scudder Income Fund ...................................    15,012   182,692
-------------------------------------------------------------------------------
Total Fixed Income (Cost $565,391)                                  558,786
-------------------------------------------------------------------------------

Equity 35.0%
-------------------------------------------------------------------------------

Janus Twenty Fund .....................................     2,054   164,497
Kemper-Dreman High Return Equity Fund -- Class I ......     2,399    61,345
Scudder Growth and Income Fund "S" ....................     2,947    78,264
-------------------------------------------------------------------------------
Total Equity (Cost $281,692)                                        304,106
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $853,415) (a)            869,224
-------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $855,993. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $13,231. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,912 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,681.

         During the year ended April 30, 2000, purchases and sales of Underlying Funds' shares (excluding money market investments) aggregated $910,380 and $167,054, respectively.

Investment Portfolio as of April 30, 2000


Farmers Balanced Portfolio


                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Money Market 1.3%
--------------------------------------------------------------------------------

                                                                      ---------
Zurich Money Market Fund (Cost $17,306) .................      17,306    17,306
                                                                      ---------

Fixed Income 47.7%
--------------------------------------------------------------------------------

Kemper U.S. Government Securities Fund -- Class I .......      26,678   218,492
PIMCO Foreign Bond Fund -- Institutional Shares .........       6,985    69,994
PIMCO Low Duration Fund -- Institutional Shares .........      14,482   141,636
Scudder Income Fund .....................................      18,087   220,121
--------------------------------------------------------------------------------
Total Fixed Income (Cost $658,208)                                      650,243
--------------------------------------------------------------------------------

Equity 51.0%
--------------------------------------------------------------------------------

Janus Twenty Fund .......................................       3,769   301,823
Kemper-Dreman High Return Equity Fund -- Class I ........       6,812   174,171
Scudder Growth and Income Fund "S" ......................       8,248   219,079
--------------------------------------------------------------------------------
Total Equity (Cost $669,993)                                            695,073
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,345,507) (a)            1,362,622
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,350,876. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $11,746. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $36,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,100.

         During the year ended April 30, 2000, purchases and sales of Underlying Funds' shares (excluding money market investments) aggregated $1,338,356 and $132,814, respectively.

Investment Portfolio as of April 30, 2000


Farmers Growth with Income Portfolio


                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Money Market 1.0%
--------------------------------------------------------------------------------

                                                                      ---------
Zurich Money Market Fund (Cost $10,781) .................      10,781    10,781
                                                                      ---------

Fixed Income 28.3%
--------------------------------------------------------------------------------

Kemper U.S. Government Securities Fund -- Class I .......      12,699   104,001
PIMCO Foreign Bond -- Institutional Shares ..............         355     3,555
PIMCO Low Duration Fund -- Institutional Shares .........       9,608    93,963
Scudder Income Fund .....................................       8,652   105,297
--------------------------------------------------------------------------------
Total Fixed Income (Cost $310,113)                                      306,816
--------------------------------------------------------------------------------

Equity 70.7%
--------------------------------------------------------------------------------

Janus Twenty Fund .......................................       4,000   320,324
Kemper-Dreman High Return Equity Fund -- Class I ........       6,858   175,365
Scudder Growth and Income Fund "S" ......................       9,090   241,419
Scudder International Fund -- International Shares ......         477    30,744
--------------------------------------------------------------------------------
Total Equity (Cost $766,585)                                            767,852
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,087,479) (a)            1,085,449
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,091,660. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $6,211. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,996 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $27,207.

         During the year ended April 30, 2000, purchases and sales of Underlying Funds' shares (excluding money market investments) aggregated $1,041,325 and $297,704, respectively.

Investment Portfolio as of April 30, 2000


Farmers Growth Portfolio


                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Money Market 1.3%
--------------------------------------------------------------------------------

                                                                       ---------
Zurich Money Market Fund (Cost $28,101) ..................      28,101    28,101
                                                                       ---------

Equity 98.7%
-------------------------------------------------------------------------------

Janus Twenty Fund ........................................      10,802   865,168
Kemper-Dreman High Return Equity Fund -- Class I .........      19,951   510,149
Scudder Growth and Income Fund "S" .......................      26,141   694,311
Scudder International Fund -- International Shares .......       1,663   107,289
Scudder Small Company Value Fund .........................       2,465    41,019
--------------------------------------------------------------------------------
Total Equity (Cost $2,199,093)                                         2,217,936
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,227,194) (a)             2,246,037
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $2,252,043. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $6,006. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $75,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $81,749.

         During the year ended April 30, 2000, purchases and sales of Underlying Funds' shares (excluding money market investments) aggregated $2,376,011 and $293,877, respectively.

Financial Statements


Statement of Assets and Liabilities
as of April 30, 2000

                                                                                             Income with
                                                                                 Income         Growth
Assets                                                                          Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------
       Investments in securities, at value (for
          identified cost, see accompanying investment portfolios) ............   $ 106,691    $869,224
       Cash ...................................................................          --          --
       Income receivable ......................................................         191       1,007
       Receivable for Portfolio shares sold ...................................          --         500
       Receivable for investments sold ........................................       3,000          --
       Due from Adviser .......................................................         150          --
       Due from Transfer Agent ................................................          --       1,637
       Other assets ...........................................................          48          19
                                                                                -----------   ----------
       Total assets ...........................................................     110,080     872,387

Liabilities
-------------------------------------------------------------------------------------------------------
       Payable for investments purchased ......................................       3,187       1,003
       Accrued management fee .................................................         110         813
       Accrued distribution services fees .....................................          71         297
       Accrued administrative services fees ...................................          --         171
                                                                                -----------   ----------
       Total liabilities ......................................................       3,368       2,284
       ------------------------------------------------------------------------ -----------------------
       Net assets, at value                                                       $ 106,712    $870,103
       ------------------------------------------------------------------------ -----------------------

Net Assets
-------------------------------------------------------------------------------------------------------
       Net assets consist of:
       Undistributed net investment income (loss) .............................         847       3,113
       Net unrealized appreciation (depreciation) on
          investments .........................................................      (2,632)     15,809
       Accumulated net realized gain (loss) ...................................      (7,706)      5,912
       Paid-in capital ........................................................     116,203     845,269
                                                                                -----------   ----------
       Net assets, at value ...................................................   $ 106,712    $870,103
                                                                                -----------   ----------
       ------------------------------------------------------------------------ -----------------------

Net Asset Value
-------------------------------------------------------------------------------------------------------
       Class A
       Net assets applicable to shares outstanding ............................      54,106     543,003
       Shares of beneficial interest outstanding ..............................       4,798      42,465
       Net Asset Value, redemption price per share
          (net assets / shares outstanding of beneficial
          interest, $.01 par value, unlimited number of shares                  -----------------------
          authorized) .........................................................   $   11.28    $  12.79
       Maximum offering price per share (net asset                              -----------------------
          value plus 5.26% of net asset value or 5.00% of offering price for
          Income Portfolio, 5.54% of net asset value or 5.25% of offering price for Income with Growth Portfolio, and 6.10% of net asset value or
          5.75% of offering price for Balanced, Growth with Income,             -----------------------
          and Growth Portfolios) ..............................................   $   11.87    $  13.50
                                                                                -----------------------
       Class B
       Net assets applicable to shares outstanding ............................      52,606     327,100
       Shares of beneficial interest outstanding ..............................       4,666      25,642
       Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share (net assets / shares outstanding of
          beneficial interest, $.01 par value, unlimited number of shares       -----------------------
          authorized) .........................................................   $   11.27    $  12.76
                                                                                -----------------------


    The accompanying notes are an integral part of the financial statements.

                  Growth with
    Balanced         Income          Growth
   Portfolio       Portfolio       Portfolio
-----------------------------------------------
$  1,362,622     $  1,085,449    $  2,246,037
          --               --              --
       1,054              514              30
          --               --         218,667
       3,000            4,000          15,000
       1,069               --              --
       1,944              391           1,715
         258              130              --
---------------- --------------  --------------
   1,369,947        1,090,484       2,481,449

-----------------------------------------------
       4,036            4,505          15,000
       1,141              845           1,608
         748              432             553
         190              342             401
---------------- --------------  --------------
       6,115            6,124          17,562
---------------- --------------  --------------
$  1,363,832     $  1,084,360    $  2,463,887
---------------- --------------  --------------

-----------------------------------------------

       4,410            3,328              --

      17,115          (2,030)          18,843
      11,288            3,749          23,080
   1,331,019        1,079,313       2,421,964
---------------- --------------  --------------
$  1,363,832     $  1,084,360    $  2,463,887
---------------- --------------  --------------

-----------------------------------------------

     756,427          487,145       1,561,727
      59,560           38,901         120,270


---------------- --------------  --------------
      $12.70           $12.52          $12.99
---------------- --------------  --------------






---------------- --------------  --------------
      $13.46           $13.28          $13.78
---------------- --------------  --------------

     607,405          597,215         902,160
      47,917           47,704          69,592



---------------- --------------  --------------
      $12.68           $12.52          $12.96
---------------- --------------  --------------



    The accompanying notes are an integral part of the financial statements.

Statement of Operations
year ended April 30, 2000

                                                                             Income with
                                                                 Income         Growth
Investment Income                                               Portfolio      Portfolio
----------------------------------------------------------------------------------------
       Income:
       Income distributions from Underlying Funds ............   $ 10,581    $ 20,644
                                                                 --------    ---------
       Expenses:
       Management fee ........................................      1,082       3,062
       Distribution services fees -- Class B .................        383       1,523
       Administrative services fees -- Class A ...............        239         521
       Administrative services fees -- Class B ...............        127         526
       Trustees' fees and expenses ...........................      5,737       5,737
                                                                 --------    ---------
       Total expenses, before expense reductions .............      7,568      11,369
       Expense reductions ....................................     (5,737)     (5,737)
                                                                 --------    ---------
       Total expenses, after expense reductions ..............      1,831       5,632
       -------------------------------------------------------   --------    ---------
       Net investment income (loss)                                 8,750      15,012
       -------------------------------------------------------   --------    ---------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------
       Net realized gain (loss) from:
       Investments ...........................................     (7,706)     (3,660)
       Capital gain distribution from Underlying
          Funds ..............................................        580      11,385
                                                                 --------    ---------
                                                                   (7,126)      7,725
       Net unrealized appreciation (depreciation)
          during the period on investments ...................     (3,658)     13,714
       -------------------------------------------------------   --------    ---------
       Net gain (loss) on investment transactions                 (10,784)     21,439
       -------------------------------------------------------   --------    ---------

       -------------------------------------------------------   --------    ---------
       Net increase (decrease) in net assets
       resulting from operations                                 $ (2,034)   $ 36,451
       -------------------------------------------------------   --------    ---------



    The accompanying notes are an integral part of the financial statements.

                  Growth with
    Balanced         Income          Growth
   Portfolio       Portfolio       Portfolio
-----------------------------------------------

$     24,482     $     15,100    $     12,118
---------------- --------------  --------------

       4,558            3,644           6,504
       2,554            1,802           3,150
         669              615           1,116
         849              598           1,059
       5,737            5,737           5,737
---------------- --------------  --------------
      14,367           12,396          17,566
      (5,737)          (5,737)         (5,737)
---------------- --------------  --------------
       8,630            6,659          11,829
---------------- --------------  --------------
      15,852            8,441             289
---------------- --------------  --------------

-----------------------------------------------

      (5,050)         (11,816)        (20,906)
      19,652           18,618          55,643
---------------- --------------  --------------
      14,602            6,802          34,737

      13,814           (6,301)         11,783
---------------- --------------  --------------
      28,416              501          46,520
---------------- --------------  --------------


---------------- --------------  --------------

$     44,268     $      8,942    $     46,809
---------------- --------------  --------------






    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Income Portfolio

                                                                    For the period
                                                                    March 9, 1999
                                                       Year Ended  (commencement of
                                                       April 30,    operations) to
Increase (Decrease) in Net Assets                         2000      April 30, 1999
------------------------------------------------------------------------------------
    Operations:
    Net investment income (loss) ...................   $   8,750    $  1,238
    Net realized gain (loss) on investment
       transactions ................................      (7,126)         --
    Net unrealized appreciation (depreciation) on
       investment transactions during the period ...      (3,658)      1,026
                                                       ----------   --------
    Net increase (decrease) in net assets
       resulting from operations ...................      (2,034)      2,264
                                                       ----------   --------
    Distributions to shareholders from:
    Net investment income  (Class A) ...............      (6,505)         --
    Net investment income  (Class B) ...............      (3,217)         --
                                                       ----------   --------
                                                          (9,722)         --
                                                       ----------   --------
    Portfolio share transactions:
    Class A
    Proceeds from shares sold ......................      59,866      91,574
    Reinvestment of distributions ..................       6,465          --
    Cost of shares redeemed ........................    (107,456)         --
                                                       ----------   --------
    Net increase (decrease) in net assets from
       Class A share transactions ..................     (41,125)     91,574
                                                       ----------   --------
    Class B
    Proceeds from shares sold ......................       2,503      40,075
    Reinvestment of distributions ..................       3,177          --
                                                       ----------   --------
    Net increase (decrease) in net assets from
       Class B share transactions ..................       5,680      40,075
    Net increase (decrease) in net assets from
       Portfolio share transactions ................     (35,445)    131,649
                                                       ----------   --------
    Increase (decrease) in net assets ..............     (47,201)    133,913
    Net assets at beginning of period ..............     153,913      20,000
                                                       ----------   --------
    Net assets at end of period (a) ................   $ 106,712    $153,913
                                                       ----------   --------
Other Information
----------------------------------------------------------------------------
    Class A
    Shares outstanding at beginning of period ......       8,439         833
                                                       ----------   --------
    Shares sold ....................................       5,297       7,606
    Shares issued to shareholders in reinvestment
       of distributions ............................         563          --
    Shares redeemed ................................      (9,501)         --
                                                       ----------   --------
    Net increase (decrease) in Portfolio shares ....      (3,641)      7,606
                                                       ----------   --------
    Shares outstanding at end of period ............       4,798       8,439
    Class B                                            ----------   --------
    Shares outstanding at beginning of period ......       4,173         833
                                                       ----------   --------
    Shares sold ....................................         216       3,340
    Shares issued to shareholders in reinvestment
       of distributions ............................         277          --
                                                       ----------   --------
    Net increase in Portfolio shares ...............         493       3,340
                                                       ----------   --------
    Shares outstanding at end of period ............       4,666       4,173
                                                       ----------   --------
    (a) Includes undistributed net investment income   $     847    $  1,238



    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Income with Growth Portfolio

                                                                    For the period
                                                                    March 9, 1999
                                                       Year Ended  (commencement of
                                                       April 30,    operations) to
Increase (Decrease) in Net Assets                         2000      April 30, 1999
------------------------------------------------------------------------------------
    Operations:
    Net investment income (loss) ...................   $  15,012    $    493
    Net realized gain (loss) on investment
       transactions ................................       7,725          15
    Net unrealized appreciation (depreciation) on
       investment transactions during the period ...      13,714       2,095
                                                       ---------    --------
    Net increase in net assets resulting from
       operations ..................................      36,451       2,603
                                                       ---------    --------
    Distributions to shareholders from:
    Net investment income  (Class A) ...............      (8,350)         --
    Net investment income  (Class B) ...............      (5,871)         --
                                                       ---------    --------
                                                         (14,221)         --
                                                       ---------    --------
    Portfolio share transactions:
    Class A
    Proceeds from shares sold ......................     484,314      40,711
    Reinvestment of distributions ..................       8,350          --
    Cost of shares redeemed ........................     (11,981)         --
                                                       ---------    --------
    Net increase (decrease) in net assets from
       Class A share transactions ..................     480,683      40,711
                                                       ---------    --------
    Class B
    Proceeds from shares sold ......................     252,549      47,018
    Reinvestment of distributions ..................       5,870          --
    Cost of shares redeemed ........................      (1,561)         --
                                                       ---------    --------
    Net increase (decrease) in net assets from
       Class B share transactions ..................     256,858      47,018
                                                       ---------    --------
    Net increase in net assets from Portfolio
        share transactions .........................     737,541      87,729
                                                       ---------    --------
    Increase (decrease) in net assets ..............     759,771      90,332
    Net assets at beginning of period ..............     110,332      20,000
                                                       ---------    --------
    Net assets at end of period (a) ................   $ 870,103    $110,332
                                                       ---------    --------
Other Information
----------------------------------------------------------------------------
    Class A
    Shares outstanding at beginning of period ......       4,223         833
                                                       ---------    --------
    Shares sold ....................................      38,512       3,390
    Shares issued to shareholders in reinvestment
       of distributions ............................         653          --
    Shares redeemed ................................        (923)         --
                                                       ---------    --------
    Net increase in Portfolio shares ...............      38,242       3,390
                                                       ---------    --------
    Shares outstanding at end of period ............      42,465       4,223
                                                       ---------    --------
    Class B
    Shares outstanding at beginning of period ......       4,730         833
                                                       ---------    --------
    Shares sold ....................................      20,572       3,897
    Shares issued to shareholders in reinvestment
       of distributions ............................         463          --
    Shares redeemed ................................        (123)         --
                                                       ---------    --------
    Net increase in Portfolio shares ...............      20,912       3,897
                                                       ---------    --------
    Shares outstanding at end of period ............      25,642       4,730
                                                       ---------    --------
    (a) Includes undistributed net investment income   $   3,113    $    493



    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Balanced Portfolio

                                                                    For the period
                                                                    March 9, 1999
                                                       Year Ended  (commencement of
                                                       April 30,    operations) to
Increase (Decrease) in Net Assets                         2000      April 30, 1999
------------------------------------------------------------------------------------
    Operations:
    Net investment income (loss) ...................   $    15,852    $    483
    Net realized gain (loss) on investment
       transactions ................................        14,602          31
    Net unrealized appreciation (depreciation) on
       investment transactions during the period ...        13,814       3,301
                                                       -----------    --------
    Net increase in net assets resulting from
       operations ..................................        44,268       3,815
                                                       -----------    --------
    Distributions to shareholders from:
    Net investment income (Class A) ................        (7,712)         --
    Net investment income  (Class B) ...............        (7,557)         --
                                                       -----------    --------
                                                           (15,269)         --
                                                       -----------    --------
    Portfolio share transactions:
    Class A
    Proceeds from shares sold ......................       687,933      52,062
    Reinvestment of distributions ..................         7,712          --
    Cost of shares redeemed ........................       (23,369)         --
                                                       -----------    --------
    Net increase (decrease) in net assets from
       Class A share transactions ..................       672,276      52,062
                                                       -----------    --------
    Class B
    Proceeds from shares sold ......................       596,437      56,287
    Reinvestment of distributions ..................         7,555          --
    Cost of shares redeemed ........................       (73,599)         --
                                                       -----------    --------
    Net increase (decrease) in net assets from
       Class B share transactions ..................       530,393      56,287
                                                       -----------    --------
    Net increase (decrease) in net assets from
       Portfolio share transactions ................     1,202,669     108,349
                                                       -----------    --------
    Increase (decrease) in net assets ..............     1,231,668     112,164
    Net assets at beginning of period ..............       132,164      20,000
                                                       -----------    --------
    Net assets at end of period (a) ................   $ 1,363,832    $132,164
                                                       -----------    --------
Other Information
------------------------------------------------------------------------------
    Class A
    Shares outstanding at beginning of period ......         5,153         833
                                                       -----------    --------
    Shares sold ....................................        55,621       4,320
    Shares issued to shareholders in reinvestment
       of distributions ............................           612          --
    Shares redeemed ................................        (1,826)         --
                                                       -----------    --------
    Net increase in Portfolio shares ...............        54,407       4,320
                                                       -----------    --------
    Shares outstanding at end of period ............        59,560       5,153
    Class B ........................................            --          --
    Shares outstanding at beginning of period ......         5,471         833
                                                       -----------    --------
    Shares sold ....................................        48,001       4,638
    Shares issued to shareholders in reinvestment
       of distributions ............................           600          --
    Shares redeemed ................................        (6,155)         --
                                                       -----------    --------
    Net increase in Portfolio shares ...............        42,446       4,638
                                                       -----------    --------
    Shares outstanding at end of period ............        47,917       5,471
                                                       -----------    --------
    (a) Includes undistributed net investment income   $     4,410    $    483



    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Growth with Income Portfolio

                                                                    For the period
                                                                    March 9, 1999
                                                       Year Ended  (commencement of
                                                       April 30,    operations) to
Increase (Decrease) in Net Assets                         2000      April 30, 1999
------------------------------------------------------------------------------------
    Operations:
    Net investment income (loss) ...................   $     8,441    $    429
    Net realized gain (loss) on investment
       transactions ................................         6,802          54
    Net unrealized appreciation (depreciation) on
       investment transactions during the period ...        (6,301)      4,271
                                                      ------------    --------
    Net increase (decrease) in net assets
       resulting from operations ...................         8,942       4,754
                                                      ------------    --------
    Distributions to shareholders from:
    Net investment income  (Class A) ...............        (4,457)         --
    Net investment income  (Class B) ...............        (4,191)         --
                                                      ------------    --------
                                                            (8,648)         --
                                                      ------------    --------
    Portfolio share transactions:
    Class A
    Proceeds from shares sold ......................       451,235     285,996
    Reinvestment of distributions ..................         4,456          --
    Cost of shares redeemed ........................      (265,262)         --
                                                      ------------    --------
    Net increase (decrease) in net assets from
       Class A share transactions ..................       190,429     285,996
                                                      ------------    --------
    Class B
    Proceeds from shares sold ......................       577,824      42,074
    Reinvestment of distributions ..................         4,191          --
    Cost of shares redeemed ........................       (41,202)         --
                                                      ------------    --------
    Net increase (decrease) in net assets from
       Class B share transactions ..................       540,813      42,074
                                                      ------------    --------
    Net increase (decrease) in net assets
       resulting from Portfolio share transactions .       731,242     328,070
                                                      ------------    --------
    Increase (decrease) in net assets ..............       731,536     332,824
    Net assets at beginning of period ..............       352,824      20,000
                                                      ------------    --------
    Net assets at end of period (a) ................   $ 1,084,360    $352,824
                                                      ------------    --------
Other Information
------------------------------------------------------------------------------
    Class A
    Shares outstanding at beginning of period ......        23,615         833
                                                      ------------    --------
    Shares sold ....................................        36,366      22,782
    Shares issued to shareholders in reinvestment
       of distributions ............................           349          --
    Shares redeemed ................................       (21,429)         --
                                                      ------------    --------
    Net increase in Portfolio shares ...............        15,286      22,782
                                                      ------------    --------
    Shares outstanding at end of period ............        38,901      23,615
    Class B ........................................            --          --
    Shares outstanding at beginning of period ......         4,334         833
                                                      ------------    --------
    Shares sold ....................................        46,342       3,501
    Shares issued to shareholders in reinvestment
       of distributions ............................           328          --
    Shares redeemed ................................        (3,300)         --
                                                      ------------    --------
    Net increase in Portfolio shares ...............        43,370       3,501
                                                      ------------    --------
    Shares outstanding at end of period ............        47,704       4,334
                                                      ------------    --------
    (a) Includes undistributed net investment income   $     3,328    $    429



    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Growth Portfolio

                                                                            For the period
                                                                            March 9, 1999
                                                               Year Ended  (commencement of
                                                               April 30,    operations) to
Increase (Decrease) in Net Assets                                 2000      April 30, 1999
------------------------------------------------------------------------------------------
    Operations:
    Net investment income (loss) ..........................   $       289    $     99
    Net realized gain (loss) on investment
       transactions .......................................        34,737          77
    Net unrealized appreciation (depreciation) on
       investment transactions during the period ..........        11,783       7,060
                                                              -----------    --------
    Net increase in net assets resulting from
       operations .........................................        46,809       7,236
    Distributions to shareholders from:
    Net investment income (Class A) .......................        (6,432)         --
    Net investment income (Class B) .......................        (3,009)         --
    Net realized gains (Class A) ..........................        (1,348)         --
    Net realized gains (Class B) ..........................        (1,575)         --
                                                              -----------    --------
                                                                  (12,364)         --
                                                              -----------    --------
    Portfolio share transactions:
    Class A
    Proceeds from shares sold .............................     1,515,413      78,322
    Reinvestment of distributions .........................         7,780          --
    Cost of shares redeemed ...............................       (66,188)         --
                                                              -----------    --------
    Net increase in net assets from Class A share
       transactions .......................................     1,457,005      78,322
    Class B
    Proceeds from shares sold .............................     1,169,852      41,375
    Reinvestment of distributions .........................         4,584          --
    Cost of shares redeemed ...............................      (348,932)         --
                                                              -----------    --------
    Net increase in net assets from Class B share
       transactions .......................................       825,504      41,375
                                                              -----------    --------
    Net increase in net assets from Portfolio
       share transactions .................................     2,282,509     119,697
                                                              -----------    --------
    Increase in net assets ................................     2,316,954     126,933
    Net assets at beginning of period .....................       146,933      20,000
                                                              -----------    --------
    Net assets at end of period (a) .......................   $ 2,463,887    $146,933
                                                              -----------    --------
Other Information
-------------------------------------------------------------------------------------
    Class A
    Shares outstanding at beginning of period .............         7,200         833
                                                              -----------    --------
    Shares sold ...........................................       117,479       6,367
    Shares issued to shareholders in reinvestment
       of distributions ...................................           581          --
    Shares redeemed .......................................        (4,990)         --
                                                              -----------    --------
    Net increase in Portfolio shares ......................       113,070       6,367
                                                              -----------    --------
    Shares outstanding at end of period ...................       120,270       7,200
    Class B ...............................................            --          --
    Shares outstanding at beginning of period .............         4,281         833
                                                              -----------    --------
    Shares sold ...........................................        91,029       3,448
    Shares issued to shareholders in reinvestment
       of distributions ...................................           342          --
    Shares redeemed .......................................       (26,060)         --
                                                              -----------    --------
    Net increase in Portfolio shares ......................        65,311       3,448
                                                              -----------    --------
    Shares outstanding at end of period ...................        69,592       4,281
                                                              -----------    --------
    (a) Includes undistributed net investment income (loss)   $        --    $     99




    The accompanying notes are an integral part of the financial statements.

                                   This Page
                                 intentionally
                                  left blank.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Income Portfolio

                                                                 For the period
                                                                  March 9, 1999
                                                    Year Ended  (commencement of
                                                     April 30,   operations) to
Class A                                                2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $   12.21 $    12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................         .73        .11
Net realized and unrealized gain (loss) on
   investment transactions .......................        (.84)       .10
                                                     ---------------------------
Total from investment operations .................        (.11)       .21
                                                     ---------------------------
Less distributions from net investment income ....        (.82)        --
                                                     ---------------------------
Net asset value, end of period ...................   $   11.28 $    12.21
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................        (.87)      1.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          54        103
Ratio of expenses before expense reductions (%) ..        4.92       1.00*
Ratio of expenses after expense reductions (%) ...        1.00       1.00*
Ratio of net investment income (loss) (%) ........        6.24        .93**
Portfolio turnover rate (%) ......................          59         --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Income Portfolio

                                                                 For the period
                                                                  March 9, 1999
                                                    Year Ended  (commencement of
                                                     April 30,   operations) to
Class B                                                2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $   12.19 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................         .64       .12
Net realized and unrealized gain (loss) on
   investment transactions .......................        (.83)      .07
                                                     ---------------------------
Total from investment operations .................        (.19)      .19
                                                     ---------------------------
Less distributions from net investment income ....        (.73)       --
                                                     ---------------------------
Net asset value, end of period ...................   $   11.27 $   12.19
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................       (1.56)     1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          52        51
Ratio of expenses before expense reductions (%) ..        5.67      1.75*
Ratio of expenses after expense reductions (%) ...        1.75      1.75*
Ratio of net investment income (loss) (%) (b) ....        5.53      1.01**
Portfolio turnover rate (%) ......................          59        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Income with Growth Portfolio


                                                                 For the period
                                                                  March 9, 1999
                                                    Year Ended  (commencement of
                                                     April 30,   operations) to
Class A                                                2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.33 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .51       .07
Net realized and unrealized gain (loss) on
   investment transactions .......................          .40       .26
                                                     ---------------------------
Total from investment operations .................          .91       .33
                                                     ---------------------------
Less distributions from net investment income ....         (.45)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.79 $   12.33
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         7.54      2.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          543        52
Ratio of expenses before expense reductions (%) ..         2.41      1.00*
Ratio of expenses after expense reductions (%) ...         1.00      1.00*
Ratio of net investment income (loss) (%) ........         4.16       .55**
Portfolio turnover rate (%) ......................           38        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Income with Growth Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class B                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.32 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .39       .05
Net realized and unrealized gain (loss) on
   investment transactions .......................          .42       .27
                                                     ---------------------------
Total from investment operations .................          .81       .32
                                                     ---------------------------
Less distributions from net investment income ....         (.37)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.76 $   12.32
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         6.67      2.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          327        58
Ratio of expenses before expense reductions (%) ..         3.16      1.75*
Ratio of expenses after expense reductions (%) ...         1.75      1.75*
Ratio of net investment income (loss) (%) ........         3.14       .44**
Portfolio turnover rate (%) ......................           38        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Balanced Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class A                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.45 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .39       .06
Net realized and unrealized gain (loss) on
   investment transactions .......................          .22       .39
                                                     ---------------------------
Total from investment operations .................          .61       .45
                                                     ---------------------------
Less distributions from net investment income ....         (.36)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.70 $   12.45
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         4.95      3.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          757        64
Ratio of expenses before expense reductions (%) ..         1.95      1.00*
Ratio of expenses after expense reductions (%) ...         1.00      1.00*
Ratio of net investment income (loss) (%) ........         3.17       .52**
Portfolio turnover rate (%) ......................           20        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Balanced Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class B                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.43 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .27       .05
Net realized and unrealized gain (loss) on
   investment transactions .......................          .24       .38
                                                     ---------------------------
Total from investment operations .................          .51       .43
                                                     ---------------------------
Less distributions from net investment income ....         (.26)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.68 $   12.43
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         4.06      3.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          607        68
Ratio of expenses before expense reductions (%) ..         2.70      1.75*
Ratio of expenses after expense reductions (%) ...         1.75      1.75*
Ratio of net investment income (loss) (%) (b) ....         2.15       .40**
Portfolio turnover rate (%) ......................           20        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Growth with Income Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class A                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.63 $    12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .25        .04
Net realized and unrealized gain (loss) on
   investment transactions .......................         (.08)       .59
                                                     ---------------------------
Total from investment operations .................          .17        .63
                                                     ---------------------------
Less distributions from net investment income ....         (.28)        --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.52 $    12.63
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         1.30       5.25**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          487        298
Ratio of expenses before expense reductions (%) ..         2.18       1.00*
Ratio of expenses after expense reductions (%) ...         1.00       1.00*
Ratio of net investment income (loss) (%) ........         1.98        .37**
Portfolio turnover rate (%) ......................           56         --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Growth with Income Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class B                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.61 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................          .18       .04
Net realized and unrealized gain (loss) on
   investment transactions .......................         (.09)      .57
                                                     ---------------------------
Total from investment operations .................          .09       .61
                                                     ---------------------------
Less distributions from net investment income ....         (.18)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.52 $   12.61
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................          .62      5.08**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          597        55
Ratio of expenses before expense reductions (%) ..         2.93      1.75*
Ratio of expenses after expense reductions (%) ...         1.75      1.75*
Ratio of net investment income (loss) (%) ........         1.46       .31**
Portfolio turnover rate (%) ......................           56        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Growth Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class A                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $      12.80 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment (loss) income (a) .................            .05       .01
Net realized and unrealized gain (loss) on
   investment transactions .......................            .35       .79
                                                     ---------------------------
Total from investment operations .................            .40       .80
                                                     ---------------------------
Less distributions from:
Net investment income ............................           (.17)       --
Net realized gains on investment transactions ....           (.04)       --
                                                     ---------------------------
Net asset value, end of period ...................   $      12.99 $   12.80
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................           3.02      6.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          1,562        92
Ratio of expenses before expense reductions (%) ..           1.66      1.00*
Ratio of expenses after expense reductions (%) ...           1.00      1.00*
Ratio of net investment income (loss) (%) ........            .41       .12**
Portfolio turnover rate (%) ......................             31        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Growth Portfolio

                                                                  For the period
                                                                   March 9, 1999
                                                      Year Ended  (commencement of
                                                       April 30,   operations) to
Class B                                                  2000      April 30, 1999
--------------------------------------------------------------------------------
                                                     ---------------------------
Net asset value, beginning of period .............   $    12.79 $   12.00
Income (loss) from investment operations:            ---------------------------
Net investment income (loss) (a) .................         (.05)      .01
Net realized and unrealized gain (loss) on
   investment transactions .......................          .33       .78
                                                     ---------------------------
Total from investment operations .................          .28       .79
                                                     ---------------------------
Less distributions from:
Net investment income ............................         (.07)       --
Net realized gains on investment transactions ....         (.04)       --
                                                     ---------------------------
Net asset value, end of period ...................   $    12.96 $   12.79
                                                     ---------------------------
--------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................         2.09      6.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands) ..........          902        55
Ratio of expenses before expense reductions (%) ..         2.41      1.75*
Ratio of expenses after expense reductions (%) ...         1.75      1.75*
Ratio of net investment income (loss) (%) (b) ....         (.39)      .06**
Portfolio turnover rate (%) ......................           31        --


(a)      Based on daily average shares outstanding during the period.

(b) Total return would have been lower if the investment adviser to this Portfolio and the investment adviser to some of the Underlying Funds had not maintained some of the expenses.

(c)      Total return does not reflect the effect of any sales charge.

*        Annualized

**       Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Farmers Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust is composed of five separate diversified portfolios: Income, Income with Growth, Balanced, Growth with Income and Growth Portfolios (the "Portfolios"). These Portfolios invest primarily in existing mutual funds (the "Underlying Funds") that are either affiliated with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") or are unaffiliated.

The Portfolios offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Class B shares differ from Class A only with respect to the 12b-1 distribution expenses borne by Class B shares. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Portfolio have equal rights with respect to voting, subject to class specific arrangements.

The Portfolios' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.

Security Valuation. Investments in the Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange. Short-term securities purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions from net investment income from the Income, Income with Growth, and Balanced Portfolios are declared and paid quarterly, and distributions of net realized gains are made annually. Distributions of net investment income and net realized gains from the Growth with Income and Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Funds and distributions to shareholders are recorded on the ex-dividend date. Income is recorded on the accrual basis.

B. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement"), each Portfolio pays the Adviser an annual fee of 0.75% of average daily net assets of that Portfolio. The Agreements between each Portfolio and the Adviser require that the Adviser provide investment management services and pay all ordinary expenses of the Portfolios, except distribution fees, administrative fees, interest, taxes, brokerage commissions, all compensation and expenses of Trustees (other than those affiliated with the Adviser) and extraordinary expenses. In addition, the Adviser has agreed to reimburse each Portfolio for all compensation and expenses of Trustees, other than those being waived, until such time that each Portfolio reaches $50,000,000 in assets. During the year ended April 30, 2000, the Trustees fees were as follows:

                                                Trustee fees
                                    Trustee       waived by   Reimbursed by
      Portfolio                     fees ($)    Trustees ($)   Adviser ($)
      -----------------------------------------------------------------------
      Income                         5,737          3,200         2,537
      Income with Growth             5,737          3,200         2,537
      Balanced                       5,737          3,200         2,537
      Growth with Income             5,737          3,200         2,537
      Growth                         5,737          3,200         2,537


The Adviser also receives management fees from managing the affiliated Underlying Funds in which each Portfolio invests. Each affiliated Underlying Fund pays the

Adviser a management fee as determined by the Investment Agreement between each Underlying Fund and the Adviser.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At April 30, 2000, none of the Portfolios held more than 5% of an Underlying Fund's outstanding shares.

Distribution Service Agreement: In accordance with Rule 12b-1 under the Investment Act of 1940, as amended, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Class B. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B shares of each Portfolio. In addition, KDI receives any contingent deferred sales charge
(CDSC) from redemptions of Class B shares of each Portfolio. For the year ended April 30, 2000, Farmers Growth Portfolio had $2,281 of CDSC incurred by Class B shareholders and the distribution fees were as follows:

                                                Distribution
                                                    fees
                                                 received by
      Portfolio                                    KDI ($)
      -----------------------------------------------------------------------
      Income                                          383
      Income with Growth                            1,523
      Balanced                                      2,554
      Growth with Income                            1,802
      Growth                                        3,150


Administrative Service Fees: The Trust has an administrative services agreement with KDI. For providing information and administrative services to Class A and Class B shareholders, each Portfolio pays KDI a fee at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with other firms to provide these services and pays each such firm a fee based upon the assets for Class A and Class B shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with KDI. During the year ended April 30, 2000, the administrative service fees (ASF) were as follows:

                                                ASF incurred
                                                   by the
      Portfolio                                 Portfolio ($)
      -----------------------------------------------------------------------
      Income                                          366
      Income with Growth                            1,047
      Balanced                                      1,518
      Growth with Income                            1,213
      Growth                                        2,175


Other Related Party Transactions: At April 30, 2000, Farmers Income Portfolio and Farmers Income with Growth Portfolio had one shareholder, Scudder Kemper Investments, Inc., who owned greater than 10% of each Portfolio's shares outstanding.

Report of Independent Accountants

To the Trustees and Shareholders of Farmers Investment Trust: Income, Income with Growth, Balanced, Growth with Income, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Farmers Investment Trust: Income, Income with Growth, Balanced, Growth with Income, and Growth Portfolios (the "Portfolios") at April 30, 2000, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
June 23, 2000



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Tax Information

The Growth Portfolio paid distributions of $0.010 per share from net long-term capital gains during its year ended April 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Income with Growth Portfolio designates $9,400 as capital gain dividends for its year ended April 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Portfolio designates $18,000 as capital gain dividends for its year ended April 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Growth with Income Portfolio designates $8,700 as capital gain dividends for its year ended April 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Portfolio designates $53,000 as capital gain dividends for its year ended April 30, 2000, of which 100% represents 20% rate gains.

In addition, from November 1, 1999 through April 30, 2000, the Income Portfolio incurred approximately $5,300 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended April 30, 2001.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.



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Officers and Trustees

Dr. Rosita P. Chang
   Trustee; Professor of Finance,
   University of Hawaii

Edgar R. Fiedler
   Trustee; Senior Fellow and Economic Counsellor,
   The Conference Board, Inc.

Dr. J. D. Hammond
   Trustee; Dean Emeritus, Smeal College of Business Administration, Pennsylvania State University

Richard M. Hunt
   Trustee; University Marshal and Senior Lecturer,
   Harvard University

Kathryn L. Quirk*
   Trustee, Vice President and Assistant Secretary

Brian Cohen
   President, Farmers Investment Trust

Ann M. McCreary*
   Vice President

Shahram Tajbakhsh*
   Vice President

John Millette*
   Vice President and Secretary

John R. Hebble*
   Treasurer

Caroline Pearson*
   Assistant Secretary

* Scudder Kemper Investments, Inc.




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Farmers Financial Solutions -- helping you get to where you want to be.

Working with your Farmers agent* to better understand your financial needs, clarify your goals, and develop steps you can take towards those goals.

*The securities are offered through your agent, a registered representative of Investors Brokerage Services, Inc.

Scudder Kemper Investments, Inc. is the adviser to Farmers Mutual Fund Portfolios. Scudder Kemper Investments has over 80 years of money management experience and offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined long-term investment strategies. Scudder Kemper Investments manages more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Kemper Distributors, Inc. is the principal underwriter of Farmers Mutual Fund
Portfolios.

Farmers Financial Services is not a separate
entity and neither it nor Farmers is engaged
in the business of providing investment
advice and is not registered as an
investment adviser or broker/dealer under          [LOGO] F A R M E R S (R)
the federal securities laws.                              FINANCIAL SERVICES